Exhibit 10.22

T H E O H I O STATE UNIVERSITY	GIFT AGREEMENT Date: April 18, 2008

The undersigned, Ommnimmune Corp., a Texas corporation (Donor), hereby enters into the following commitment to The Ohio State University (University) to contribute funds to The Ohio State University Foundation (Foundation) in the amounts and upon the terms and conditions hereinafter set forth.

1.	Amounts and Purposes of the Contribution

 Donor will contribute the sum of $1,000,000 to a current use fund to be used for unrestricted research needs of Dr. Pravin Kaumaya in his work at The Ohio State University.

2.	Further Terms and Conditions of Contributions

 It is donor’s intention to fulfill the commitment outlined in paragraph 1.1 as soon as the same can be accomplished after appropriate consideration of economic circumstances and income tax implications, but donor will complete the commitment no later than December 31, 2012 according to the payment schedule below:

$100,000	By June 30, 2008
$100,000	By December 31, 2008
$100,000	By June 30, 2009
$100,000	By December 31, 2009
$100,000	By June 30, 2010
$100,000	By December 31, 2010
$100,000	By June 30, 2011
$100,000	By December 31, 2011
$100,000	By June 30, 2012
$100,000	By December 31, 2012

2.2	Contribution of donor may be in cash or in property with property valuations mutually acceptable to donor and the University.

3.	Commitment of the University

3.1
The University, in consideration of the contribution of Ommnimmune hereby makes the following commitments which are subject to the approval and action of the particular governing body or authority of the University which is appropriate to such action.  If for any reason the donor does not contribute the commitment made by donor in paragraph 1.1 hereof, the University is relieved of any obligations under this section of this agreement.  And, if for any reason the University does not get approvals form the governing body as specified above, the donor is relieved of any further obligations under the terms of this agreement.

3.2
Donor will be appropriately recognized for his/her gift in various publications such as University Development’s quarterly newsletter or Giving Update, and in appropriate publications produced by the OSU Medical Center.

3.3	Should Dr. Pravin Kaumaya vacate his research position at The Ohio State University or abandons his research work while at The Ohio State University, donor is not obligated to fulfill said commitment.

DONOR(S):

/s/ Harris A. Lichtenstein	Harris A. Lichtenstein	4/18/2008
Signature	Print Name	Date

____________________________	_____________________	_________________
Signature	Print Name	Date

THE OHIO STATE UNIVERSITY MEDICAL CENTER:

/s/ Wiley Souba	Wiley Souba	5/21/08
Signature	Print Name	Date

THE OHIO STATE UNIVERSITY FOUNDATION:

/s/ Peter B. Weiler	Peter B. Weiler	5/30/08
Signature	Print Name	Date

Fund number: ___________
Prepared by: ____________
Reviewed: ______________